EXHIBIT NO. 99.7(g)

SPECIAL CUSTODY ACCOUNT AGREEMENT

(Short Sales)

AGREEMENT, dated as of March 22, 2000, by and among State Street Bank and Trust Company, in its capacity as custodian hereunder (“Bank”), each MFS U.S. registered investment company listed on Exhibit A hereto (including the series or portfolios thereof), severally and not jointly (each, a “Customer”), and Morgan Stanley & Co Incorporated (“Broker”).

WHEREAS, Broker is a securities broker-dealer registered with the Securities and Exchange Commission and a clearing member of The Options Clearing Corporation (“OCC”) and is a member of several national securities exchanges; and

WHEREAS, Customer desires from time to time to sell securities “short” through Broker, such short sales being permitted by Customer’s investment policies, and for that purpose has opened one or more margin accounts with Broker (each an “Account”) and executed Broker’s “Customer’s Agreement” (the “Customer Agreement”), and

WHEREAS, to facilitate Customer’s transactions through Broker, Customer and Broker desire to establish procedures for the compliance by Broker with the provisions of Regulation T of the Board of Governors of the Federal Reserve System and with the provisions of Rule 431 of the New York Stock Exchange and other applicable requirements and for compliance by Customer with Regulation X of the Board of Governors of the Federal Reserve System and other requirements (“Margin Rules”); and

WHEREAS, Customer is a series of an investment company registered under the Investment Company Act of 1940 (“1940 Act”) and required by Section 17(f) of the 1940 Act to place its securities and similar investments in the custody of one or more institutions of the type specified in Section 17(f); and

WHEREAS, Bank, as custodian of certain assets of Customer under a Custodian Contract (as defined herein), is prepared to act as custodian to hold Collateral as defined below.

NOW, THEREFORE, be it agreed as follows:

1. As used herein, the following terms have the following meanings:

“Adequate Margin” shall mean such Eligible Collateral as is adequate in Broker’s judgment under the Margin Rules and the internal policies of Broker. For purposes hereunder, Eligible Collateral shall be valued by Broker at Broker’s sole discretion

“Advice from Broker” or “Advice” means a written notice signed by an authorized person sent to Customer and/or Bank or transmitted by a facsimile sending device, except that for any of the following purposes it shall mean notice by telephone to a person designated by Customer or Bank as appropriate in writing as authorized to receive such advice or, in the event that no such person is available, to any officer of Customer or Bank and confirmed promptly in writing thereafter (i) for initial or additional Collateral, (ii) that Customer has defaulted pursuant to paragraph 9(a) hereof with respect to any short sale or covering purchase transaction, the Advice from Broker shall mean a standard confirmation in use by Broker and sent or transmitted to Customer and/or Bank. With respect to substitutions or releases of Collateral, Advice from Broker means a written notice signed by an authorized person of Broker and sent or transmitted to Customer and/or Bank. An officer of Broker will certify to Bank the names and signatures of those employees who are authorized to sign Advices from Broker, which certification may be amended from time to time. When used herein the term “Advise” means the act of sending an Advice from Broker

“Closing Transaction” is a transaction in which Customer purchases securities which have been sold short.

“Collateral” means all Eligible Collateral in the Special Custody Account.

“Custodian Contract” means the Custodian Contract, as amended between the Bank and the Customer.

“Eligible Collateral” means U.S. cash, U S government securities maintained in the Treasury Reserve Automated Debt Entry System (“TRADES”) or other margin eligible U.S. securities acceptable to Broker.

“Insolvency” means that (A) an order, judgment or decree has been entered under the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law (herein called the “Bankruptcy Law”) of any jurisdiction adjudicating Customer insolvent, or (B) Customer has petitioned or applied to any tribunal for, or consented to the appointment of, or taking possession by, a trustee, receiver, liquidator or similar official, of Customer, or commenced a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to Customer under the Bankruptcy Law of any other jurisdiction, whether now or hereinafter in effect; or (C) any such petition or application has been filed, or any such proceeding has commenced, against Customer and Customer by any act has indicated its approval thereof, consent thereto or acquiescence therein, or an order for relief has been entered in an involuntary case under the Bankruptcy Law of the United States, as now or hereinafter constituted, or an order, judgment or decree has been entered appointing any such trustee, receiver, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days.

“Instructions from Customer” or “Instructions” means a request, direction or certification in writing signed by Customer and delivered to Bank and/or Broker or transmitted by a facsimile sending device and which is reasonably believed by Bank and/or Broker in good faith to be signed by a person authorized to give Instructions on behalf of Customer An authorized agent of Customer will certify to Bank and Broker the names and signatures of those persons authorized to Instruct Bank and/or Broker, which certification may be amended from tune to time When used herein, the term “Instruct” shall mean the act of sending an Instruction from Customer.

2. From time to time, Customer may place orders with Broker for the short sale of securities Prior to the acceptance of such short sale orders Broker will notify Customer of Broker’s ability to borrow such securities or other properties and acceptance of short salt orders will be contingent upon same.

3. Bank shall open an account on its books and records entitled “Morgan Stanley & Co Incorporated as Short Sales Pledgee of MFS [Series listed on Exhibit A]” (referred to herein as “Special Custody- Account”) which shall be a sub-account of Customer’s custody account with the Bank. Collateral shall be released only in accordance with this Agreement or as required by applicable law. Bank agrees to release Collateral to Customer from the pledge hereunder only upon receipt of Advice from Broker Customer can substitute or exchange the cash, securities or similar property in the Special Custody Account only after Customer notifies Broker of the contemplated substitution or exchange and Broker Advises Bank that such substitution or exchange is acceptable Customer hereby grants a continuing security interest to Broker in the Collateral and he proceed thereof to secure its obligations to Broker under the Margin Agreement and this Agreement. Bank shall have no responsibility for the validity or enforceability of such Security Interest beyond the obligations specified in this Agreement The parties hereto agree that all Eligible Collateral except cash held in or credited to the Special Custody Account will be treated as financial assets under Article 8 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”). The parties hereto further agree that the securities intermediary’s jurisdiction, within the meaning of Section 8-110(e) of the UCO, in respect of the Special Custody Account and the Collateral, is the State of New York and agree that none of them has or will enter into any agreement to the contrary except that the parties acknowledge that the Custodian Contract is governed by Massachusetts law. Anything in this Agreement to the contrary notwithstanding, Bank hereby agrees to comply with entitlement orders and other instructions of Broker with respect to the Special Custody Account and any Collateral without further consent of Customer. Customer hereby consents to such agreement.

4. Customer agrees to instruct Bank in Instructions from Customer that Eligible Collateral specified by Customer and at least equal in value to what Broker shall initially and from time to time advise Customer in an Advice from Broker is necessary to constitute Adequate Margin are to be identified on Bank’s books and records as pledged to Broker as Collateral. Bank may, in its discretion, choose not to act upon Instructions from Customer if any advances under the Custodian Contract are outstanding at such time. If Bank chooses not to act upon Instructions from Customer, Bank shall promptly notify Customer of Bank’s intention not to act on such instructions Broker shall have all rights and remedies provided hereunder and under the Customer Agreement. Such Eligible Collateral and any other Collateral (i) will be held by Bank in, and credited by Bank to, the Special Custody Account, subject to the terms and conditions of this Agreement; (ii) may be released only in accordance with the terms of this Agreement; and (iii) except as required to be released hereunder to Broker, shall not be made available to Broker or to any other person claiming through Broker, including creditors of Broker. Bank will hold the Collateral in the Special Custody Account subject to the security interest therein of Broker as the pledgee thereof in accordance with the terms of this Agreement. Such security interest will terminate at such time as Collateral is released as provided herein. It is understood that Broker will be responsible for valuing the Collateral, and the Bank at no time has any responsibility for determining a valuation or the adequacy of the collateral except as provided in the Custodian Contract.

Interest, dividends or proceeds attributable to Collateral shall be credited to the Customer’s custody account with Bank.

Bank will confirm in writing to Broker all pledges, deliveries, releases or substitutions of Collateral Bank will also advise Broker upon reasonable request (and in any event monthly) of the kind and amount of Collateral pledged to Broker and held in the Special Custody Account -Bank will also advise Broker daily by 3 00 p m New York time of the amount of the Collateral pledged to Broker as of the close of business of the prior business day by facsimile to (212) 762-9516 and once a month to the Broker’s address. Upon the request of Customer, Broker shall Advise Bank and Customer of any excess of Collateral in the Special Custody Account. Upon Customer’s request, Broker shall Advise Bank to transfer such excess Collateral out of the Special Custody Account to an account designated by Customer This Agreement will not affect the duties of the Custodian under the Custodian Contract except as specifically provided herein.

5. Customer represents and warrants to Broker that securities included at any time in the Collateral shall be in good deliverable form (or Bank shall have the unrestricted power to put such securities into good deliverable form) in accordance with the requirements of such exchanges as may be the primary market or markets for such securities. Securities Collateral -may be held in bearer, nominee, book-entry or other form at Depository Trust Company (“DTC”) or other book-entry depository system in the account of Bank, with or without indicating that the securities are held hereunder, provided that all securities held in the Special Custody Account shall be identified on Bank’s records as subject to this Agreement and shall be in a form that permits transfer without additional authorization or consent of the Customer, except U.S Treasury securities shall be held in a TRADES Participant’s Securities Account of the Bank at a Federal Reserve Bank The Bank represents that Collateral will not be subject to any hen, charge, security interest or other right or claim of the Bank or any person claiming through the Bank. Bank hereby waives and releases all liens, encumbrances, claims and rights of setoff that it may now or hereafter have against the Special Custody Account or any Collateral and agrees that it will not assert any such lien, encumbrance, claim or right against the Special Custody Account or any Collateral except for a hen for its fees, expenses and advances in connection herewith or under the Custodian Contract, which shall be expressly subordinated in right of payment to the security interest of Broker granted herein. Bank represents and warrants that it has not, and agrees that it will not, agree to comply with entitlement orders concerning the Special Custody Account or any Collateral that are originated by any person other than Broker.

6. Bank will maintain accounts and records for the Collateral in the Special Custody Account separate from the accounts and records for other property of Customer held by Bank and other property in which Broker has an interest.

7. Customer agrees to maintain Adequate Margin at all times Broker shall initially, and from time to time, Advise Customer (in an Advice from Broker) of the value of Eligible Collateral which is necessary to constitute Adequate Margin Broker shall, from time to time, compute the aggregate net credit or debit balance on Customer’s open short sales and Advise Customer by 11 00 a m New York time of the amount of the net debit or credit, as the case may be If a net debit balance exists on such day, Customer will cause an amount of Eligible Collateral equal to such net debit balance to be deposited as Collateral in the Special Custody Account by the close of business on such day Broker will pay interest to Customer on credit balances as provided by a Financing and Fee Schedule, as in effect from time to time. Balances will be appropriately adjusted to reflect each Closing Transaction.

8. It is understood and agreed that Customer, when placing with Broker any order to sell short for Customer’s account, will designate the order as such and hereby authorizes Broker to mark such order as being “short,” and when placing with Broker any order to sell long for Customer’s account, will designate the order as such and hereby authorizes Broker to mark such order as being “long”. Any sell order which Customer shall designate as being for long account as above provided is for securities then owned by Customer.

9. (a) In the event of default by Customer of any obligation hereunder or under the Customer Agreement, or in the event of Customer’s Insolvency, Broker may, after transmittal of an Advice from Broker to Customer specifying such default or Insolvency and its intention to do so, and only if Customer continues to be in default or Insolvent, sell and Advise Bank to deliver to Broker the proceeds of such of the Collateral as in Broker’s judgment is reasonably necessary for the protection of its interest under this Agreement.

(b) Any sale of Collateral made pursuant to this paragraph 9 must be made on the exchange or other market where such business is then usually transacted. Such sale shall be made in a manner commercially reasonable for such securities Customer shall remain liable to Broker for any deficiency Broker shall notify Customer of any sale of Collateral and any deficiency remaining in an Advice from Broker If the proceeds of any such sale exceed the amount due to Broker under this paragraph 9, the excess of the amount due to Broker shall remain in the Special Custody Account as Collateral unless otherwise released or withdrawn as provided herein.

10. Bank shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing between Customer and Bank.

11. With respect to any losses or liabilities, Bank shall be protected in acting or not acting pursuant to any Instructions, Advices or notices from Customer or Broker believed by Bank in good faith to be genuine and authorized, except in the case of Bank’s bad faith or negligence Bank’s obligations shall be limited to those expressly set forth in the Agreement, and Bank shall not be required to perform any obligation hereunder that would be inconsistent with any applicable law. If Bank shall cease to act as custodian to Customer, its obligations hereunder shall end, and Customer shall ensure that any assets then held in the Special Custody Account for Broker’s benefit shall be held in accordance with the terms hereof by a substitute custodian reasonably satisfactory to Broker. As between Customer and Bank, the terms of the Custodian Agreement shall apply with respect to any losses or liabilities of such parties out of matters covered by this Agreement. In no event shall Bank be liable to Broker in connection with this Agreement in the absence of its bad faith or negligence. As between Bank and Broker, Broker shall indemnify and hold Bank harmless with regard to any losses or liabilities of Bank (including reasonable counsel fees) imposed on or incurred by Bank arising out of any action or omission of Bank in accordance with any notice or instruction of Broker under tins Agreement In matters concerning or relating to this Agreement, Bank in its capacity as Custodian of the Special Custody Account hereunder shall not be responsible for compliance with any statute or regulation regarding the establishment or maintenance of margin credit, including but not limited to Regulation T or X of the Board of Governors of the Federal Reserve System, or with any rules or regulations of the New York Stock Exchange or any other exchange or regulatory body whose rules may be applicable to transactions contemplated by this Agreement other than those applicable to Bank’s obligations as custodian hereunder The Bank shall not be liable to any party for any acts or omissions of any party other than itself as stated herein The Bank shall not be responsible or liable for any losses resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the property in the Special Custody Account, acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Bank or its agents Bank shall not be liable for indirect special or consequential damage even if advised of the possibility or likelihood thereof This Section shall survive the termination of this Agreement.

12. Neither Broker nor Bank shall be liable for any losses, costs, damages, liabilities or expenses suffered or incurred by Customer as a result of any-transaction executed hereunder, or any other action taken or not taken by Broker or Bank hereunder for Customer’s account at Customer’s direction or otherwise, except to the extent that such loss, cost, damage, liability or expense is the result of Broker’s own, or Bank’s own, as the case may be, bad faith, negligence or willful misconduct.

13. No amendment of this Agreement shall be effective unless in writing and signed by an authorized officer of each of the parties hereto.

14. This Agreement may be executed in one or more counterparts, all of which together shall constitute but one and the same instrument.

15. It is agreed that, notwithstanding any language to the contrary in Bank’s form of confirmation, Bank holds the Collateral for Broker as pledgee and secured party hereunder, not as escrow agent.

16. Customer represents and warrants that the Collateral will not be subject to any other liens or encumbrances, other than to Broker in accordance with the Margin Agreement and this Agreement.

17. Any of the parties hereto may terminate this Agreement upon 15 day# prior notice in writing to the other parties hereto; provided, however, that the status of any short sales, and of Collateral held at the time of such notice to margin such short sales, shall not be affected by such termination until the release of such Collateral pursuant to applicable rules of such national securities exchanges of which Broker may be a member, as applicable.

18. Written communications hereunder shall be sent by facsimile transmission, overnight delivery, or hand delivered as required herein, or when another method of delivery is not specified, may be mailed first class postage prepaid, except that written notice of termination shall be sent by certified mail, addressed

(a)	If to Bank, to:

State Street Bank and Trust Company

2 Avenue de Lafayette LCCI3NE

Boston, MA 02111

Attention: Molly Stone

Telephone (617) 662-2625

Telecopy (617) 662-2761

(b)	If to Customer, to

Name of Customer, as appears in Exhibit A

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

Attention: Lisa Bonatti-Rymut

Telephone: 617-954-5201

Telecopy: 617-954-7058

(c)	If to Broker, to:

Morgan Stanley & Co Incorporated

Prime Brokerage Services

1221 Avenue of the Americas, 28th Fl.

Attention: Rich Busby

Phone: (212) 762-5065

Fax: (212) 762-9516

19. This Agreement will be governed by the laws of the State of New York without regard to its conflicts of law rules and to the extent not preempted by ERISA.

20. A copy of the Declaration of Trust of each Customer (each a “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts Custodian and Broker acknowledge that the obligations of or arising out of this Agreement are not binding upon any of each Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of such Trust. If this Agreement is executed by the Trust on behalf of one or more series of a Trust, Custodian and Broker further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf the Trust has executed this Agreement. If this Trust has executed the Agreement on behalf of more than one series of a Trust, Custodian and Broker also agree that the obligations of such series hereunder shall be several and not joint, and Custodian and Broker agree not to proceed (by way of claim, set-off or otherwise) against any series for the obligations of another series.

21. New Customers may be added to this Agreement by the execution by Custodian, Broker and the Trust on behalf of such new Customer of a “Joinder to Special Custody Account Agreement” (a “Joinder”) in the form of Exhibit B attached hereto, Such execution of a Joinder by Custodian, Broker and Customer shall constitute Custodian’s, Broker’s, and the new Customer’s agreement to be bound by all of the terms provisions, covenants and conditions of the Agreement

IN WITNESS WHEREOF, the parties have executed this Special Custody Account

Agreement as of the date first written above

State Street Bank and Trust Company as Bank

By:	RONALD E. LOGUE
Ronald E. Logue Vice Chairman

Each MFS Customer Identified on Exhibit A

On behalf of its series

as Customer

By:	KEVIN PARKE
Kevin Parke Authorized Representative of Customer

Morgan Stanley & Co. Incorporated as Broker

By:	THOMAS MULLER
Thomas Muller Managing Director

EXHIBIT A

To the

Special Custody Account Agreement

among Morgan Stanley & Co. Incorporated,

State Street Bank and Trust Company,

and Certain MFS Entities dated March 22, 2000

MFS Series Trust I, on behalf of	Open-End Funds
MES New Discovery Fund (NDF)
MFS Technology Fund (SCT)

MFS Series Trust XI, on behalf of
Vertex All Cap Fund (VAC)
Vertex Contrarian Fund (VCF)

MFS/Sun Life Series Trust, on behalf of
New Discovery Series (NWD)

MFS Variable Insurance Trust, on behalf of
MFS New Discovery Series (VND)

MFS Special Value Trust (MFV)	Closed-End Fund

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPCIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, Incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the undersigned for the purpose of amending the Special Custody Account Agreement dated March 22, 2000 among Broker,, Custodian and the MES entities identified as Exhibit A to the Agreement (the “Agreement”) to add ,is a party thereto the undersigned as a “Customer” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the undersigned hereby agree to be bound by all of the terms, provisions, covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereby as applicable to Broker, Custodian and a Customer, respectively.

IN WITNESS WHEREOF, the parties have executed this Joinder as of May 1, 2000.

MORGAN STANLEY & CO INCORPORATED

By:	THOMAS R. MULLER
	Name:	Thomas R. Muller
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:
	Name:	Ronald E. Logue
	Title:	Vice Chairman

[NAME OF CUSTOMER]

By:

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPCIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co., Incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the undersigned for the purpose of amending the Special Custody Account Agreement dated March 22, 2000 among Broker, Custodian and the MFS entities identified on Exhibit A to the Agreement (the “Agreement”) to add as a party thereto the undersigned as a “Customer” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the undersigned hereby agree to be bound by all of the terms, provisions covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein a& of the date hereby as applicable to Broker, Custodian and a Customer, respectively.

IN WITNESS WHEREOF, the parties have executed this Joinder as of May 1, 2000.

MORGAN STANLEY & CO. INCORPORATED

By:	THOMAS R. MULLER
	Name:	Thomas R. Muller
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	RONALD E. LOGUE
	Name:	Ronald E. Logue
	Title:	Vice Chairman

MFS SERIES TRUST XI, on behalf of VERTEX INCOME FUND

By:	DONALD MYKRANTZ
	Name:	Donald MyKrantz
	Title:	Authorized Representative of MFS Series Trust XI, and not individually.

EXHIBIT A

To the

Special Custody Account Agreement

among Morgan Stanley & Co. Incorporated,

State Street Bank & Trust Company

and Certain MFS Entities dated May 1, 2000

Open-End Funds

MES Series Trust I, on behalf of

    MFS New Discovery Fund (NDF)

    MFS Technology Fund (SCT)

MFS Series Trust XI, on behalf of

    Vertex All Cap Fund (VAC)

    Vertex Contranan Fund (VCF)

    Vertex Income Fund (VW)

MFSISun Life Series Trust, on behalf of

    MFS New Discovery Series (NWD)

MFS Variable Insurance Trust, on behalf of

    MFS New Discovery Series (VND)

Closed-End Funds

MFS Special Value Trust (MFV)

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the undersigned for the pm-pose of amending the Special Custody Account Agreement dated March 22, 2000 among Broker, Custodian and the MFS entities identified on Exhibit A to the Agreement (the “Agreement”) to add as a party thereto the undersigned as a “Customer” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the undersigned hereby agree to be bound by all of the terms, provisions covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereby as applicable to Broker, Custodian and a Customer, respectively

IN WITNESS WHEREOF, the parties have executed this Joinder as of September 30, 2000.

Morgan Stanley & Co.		MFS/SUN LIFE SERIES TRUST, On behalf of TECHNOLOGY

By:	THOMAS MULLER	SERIES; and
Name:	Thomas Muller	MFS SERIES TRUST IX, on behalf of
Title:	Managing Director	MFS EMERGING OPPORTUNITIES FUND

STATE STREET BANK AND TRUST COMPANY

By:	RONALD E. LOGUE	By:	DAVID MANNHEIM
Name:	Ronald E. Logue	Name:	David Mannheim
Title:	Vice Chairman	Title:	Authorized Representative of MFS/Sun Life Series Trust an MFS Series Trust IX, and not individually

EXHIBIT A

To the

Special Custody Account Agreement

among Morgan Stanley & Co. Incorporated,

State Street Bank & Trust Company

and Certain MFS Entities dated March 22, 2000

Open-End Funds

MFS Series Trust I, on behalf of

    MFS New Discovery Fund (NDF)

    MI’S Technology Fund (SCT)

MFS Series Trust IX, on behalf of

    MFS Emerging Opportunities Fund (MCV)

MFS Series Trust XI, on behalf of

    Vertex All Cap Fund (VAC)

    Vertex Contrarian Fund (VCF)

    Vertex Income Fund (VIE)

MI’S/Sun Life Series Trust, on behalf of

    New Discovery Series (NWD)

    Technology Series (TKS)

MFS Variable Insurance Trust, on behalf of

    MI’S New Discovery Series (VND)

Closed-End Funds

MFS Special Value Trust (MFV)

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, Incorporated (“Broker”). State Street Bank and Trust Company (“Custodian”) and the MFS entities identified on Annex A hereto (the “New Customers”) for the purpose of amending the Special Custody Account Agreement dated March 22,2000 among Broker, Custodian and certain MFS entities (the “Agreement”) to add the New Customers as “Customers” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the New Customers hereby agree to be bound by all of the terms, provisions, covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereof as applicable to Broker, Custodian and a Customer, respectively.

For informational purposes, set forth as Annex B hereto is a complete list of all MFS entities which are parties to the Agreement (which includes the New Customers).

IN WITNESS WHEREOF, the parties have executed this Joinder as of Feb. 14, 2001.

MORGAN STANLEY & CO INCORPORATED

By:	THOMAS MULLER
	Name:	Thomas Muller
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	RONALD E. LOGUE
	Name:	Ronald E. Logue
	Title:	Vice Chairman

MFS ENTITIES identified on Annex A hereto

By:	JOHN D. LAUPHEIMER
	Name:	John D. Laupheimer
	Title:	Authorized Representative

ANNEX A

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/ SSB&T/ CERTAIN MFS ENTITIES

New Customers

MFS Series Trust XI, on behalf of

    Vertex International Fund (VXI)

KEY:

- new funds being added are highlighted

- name changes noted

- any fund terminations noted

ANNEX B

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/ SSB&T/ CERTAIN MFS ENTITIES

U.S. REGISTERED FUNDS	Account Number
Open-End Funds

MFS Series Trust I, on behalf of
• MFS New Discovery Fund (NDF)
• MFS Technology Fund (formerly MFS Science and Technology Fund (SCT)

MFS Series Trust IX, on behalf of
• MFS Emerging Opportunities Fund (formerly MFS Mid Cap Value Fund (MCV)

MFS Series Trust XI, on behalf of
• Vertex All Cap Fund (VAC)
• Vertex Contrarian Fund (VCF)
• Vertex Income Fund (VIF)
• Vertex International Fund (VXI)

MFS Variable Insurance Trust, on behalf of
• MFS New Discovery Series (VND)

MFS/Sun Life Series Trust, on behalf of
• New Discovery Series (NWD)
• Technology Series (TKS)
Closed-End Funds	Account Number
MFS Special Value Trust (MFV)

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, Incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the MFS entities identified on Amex A hereto (the “New Customers”) for the purpose of amending the Special Custody Account Agreement dated March 22,2000 among Broker, Custodian and certain MFS entities (the “Agreement”) to add the New Customers as “Customers” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the New Customers hereby agree to be bound by all of the terms, provisions, covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereof as applicable to Broker, Custodian and a Customer, respectively.

For informational purposes, set forth as Annex B hereto is a complete list of all MLFS entities which are parties to the Agreement (which includes the New Customers).

IN WITNESS WHEREOF, the parties have executed this Joinder as of March 19, 2001.

MORGAN STANLEY & CO INCORPORATED

By:	THOMAS MULLER
Name:	Thomas Muller
Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	RONALD E. LOGUE
Name:	Ronald E. Logue
Title:	Vice Chairman

MES ENTITIES identified on Annex A hereto

By:	GEORGE J. BENNETT
Name:	George J. Bennett
Title:	Authorized Representative

ANNEX A

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/SSB&T/CERTAIN MFS ENTITIES

New Customers

MFS/Sun Life Series Trust, on behalf of

•	Global Health Sciences Series (GHS)

•	International New Discovery Series (IDS)

KEY:

- new funds being added are italicized

- name changes noted

- any fund terminations noted

ANNEX B

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/ SSB&T/ CERTAIN MFS ENTITIES

U.S. REGISTERED FUNDS	Account Number
Open-End Funds

MFS Series Trust I, on behalf of
• MFS New Discovery Fund (NDF)
• MFS Technology Fund (formerly MFS Science and Technology Fund (SCT)

MFS Series Trust IX, on behalf of
• MFS Emerging Opportunities Fund (formerly MFS Mid Cap Value Fund (MCV)

MFS Series Trust XI, on behalf of
• Vertex All Cap Fund (VAC)
• Vertex Contrarian Fund (VCF)
• Vertex Income Fund (VIF)
• Vertex International Fund (VXI)

MFS Variable Insurance Trust, on behalf of
• MFS New Discovery Series (VND)

MFS/Sun Life Series Trust, on behalf of
• New Discovery Series (NWD)
• Technology Series (TKS)
• Global Health Sciences Series (GHS)
• International New Discovery Series (IDS)
Closed-End Funds	Account Number
MFS Special Value Trust (MFV)

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, Incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the MFS entities identified on Annex A hereto (the “New Customers”) for the purpose of amending the Special Custody Account Agreement dated March 22, 2000 among Broker, Custodian and certain MFS entities (the “Agreement”) to add the New Customers as “Customers” (as defined at the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the New Customers hereby agree to be bound by all of the terms, provisions, covenants and obligations set forth in the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereof as applicable to Broker, Custodian and a Customer, respectively.

For informational purposes, set forth as Annex B hereto is a complete list of all MFS entities which are parties to the Agreement (which includes the New Customers).

IN WITNESS WHEREOF, the parties have executed this Joinder as of September 6, 2001.

MORGAN STANLEY & CO INCORPORATED

By:	THOMAS MULLER
	Name:	Thomas Muller
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	JOSEPH L. HOOLEY
	Name:	Joseph L. Hooley
	Title:	Executive Vice President

MFS ENTITIES identified on Annex A hereto

By:	KEVIN R. PARKE
	Name:	Kevin R. Parke
	Title:	Authorized Representative

ANNEX A

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/SSB&T/CERTAIN MFS ENTITIES

New Customers

MFS Series Trust XI, on behalf of

•	MFS Mid Cap Value Fund (MDV)

KEY

- new funds” being added are italicized

- name changes noted

- any fund terminations noted

ANNEX B

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/ SSB&T/ CERTAIN MFS ENTITIES

U.S. REGISTERED FUNDS	Account Number
Open-End Funds
MFS Series Trust I, on behalf of
• MFS New Discovery Fund (NDF)
• MFS Technology Fund (formerly MFS Science and Technology Fund (SCT)

MFS Series Trust IX, on behalf of
• MFS Emerging Opportunities Fund (formerly MFS Mid Cap Value Fund (MCV)

MFS Series Trust XI, on behalf of
• Vertex All Cap Fund (VAC) (terminated)
• Vertex Contrarian Fund (VCF)
• Vertex Income Fund (VIF) (terminated)
• Vertex International Fund (VXI)
• MFS Mid Cap Value Fund (MDV)

MFS Variable Insurance Trust, on behalf of
• MFS New Discovery Series (VND)

MFS/Sun Life Series Trust, on behalf of
• New Discovery Series (NWD)
• Technology Series (TKS)
• Global Health Sciences Series (GHS)
• International New Discovery Series (IDS)
Closed-End Funds	Account Number
MFS Special Value Trust (MFV)

EXHIBIT B

JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT

THIS JOINDER TO SPECIAL CUSTODY ACCOUNT AGREEMENT (this “Joinder”) is entered into on the date specified below between Morgan Stanley & Co, Incorporated (“Broker”), State Street Bank and Trust Company (“Custodian”) and the MFS entities identified on Annex A hereto (the “New Customers”) for the purpose of amending the Special Custody Account Agreement dated March 22, 2000 among Broker, Custodian and certain MFS entities (the “Agreement”) to add the New Customers as “Customers” (as defined in the Agreement) as of the date hereof.

By executing this Joinder, Broker, Custodian and the New Customers hereby agree to be bound by all of the terms, provisions, covenants and obligations set forth at the Agreement with respect to Broker, Custodian, and a Customer respectively, and hereby make to each other the representations and warranties set forth therein as of the date hereof as applicable to Broker, Custodian and a Customer, respectively.

For informational purposes, set forth as Annex B hereto is a complete list of all MFS entities which are parties to the Agreement (which includes the New Customers).

IN WITNESS WHEREOF, the parties have executed this Joinder as of November 15, 2001.

MORGAN STANLEY & CO INCORPORATED

By:	THOMAS MULLER
	Name:	Thomas Muller
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	JOSEPH L. HOOLEY
	Name:	Joseph L. Hooley
	Title:	Executive Vice President

MFS ENTITIES identified on Annex A hereto

By:	KEVIN R. PARKE
	Name	Kevin R. Parke
	Title:	Authorized Representative

ANNEX A

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/SSB&T/CERTAIN MFS ENTITIES

New Customers

MI’S Series Trust X, on behalf of

•	MFS International Growth Fund (FGF)

KEY

- new funds being added are italicized

- name changes noted

- any fund term motions noted

ANNEX B

SPECIAL CUSTODY ACCOUNT AGREEMENT

AMONG MORGAN STANLEY/ SSB&T/ CERTAIN MFS ENTITIES

U.S. REGISTERED FUNDS	Account Number
Open-End Funds

MFS Series Trust I, on behalf of
• MFS New Discovery Fund (NDF)
• MFS Technology Fund (formerly MFS Science and Technology Fund (SCT)

MFS Series Trust IX, on behalf of
• MFS Emerging Opportunities Fund (formerly MFS Mid Cap Value Fund (MCV)

MFS Series Trust X, on behalf of
• MFS International Growth Fund (FGF)

MFS Series Trust XI, on behalf of
• Vertex All Cap Fund (VAC) (terminated)
• Vertex Contrarian Fund (VCF)
• Vertex Income Fund (VIF) (terminated)
• Vertex International Fund (VXI)
• MFS Mid Cap Value Fund (MDV)

MFS Variable Insurance Trust, on behalf of
• MFS New Discovery Series (VND)

MFS/Sun Life Series Trust, on behalf of
• New Discovery Series (NWD)
• Technology Series (TKS)
• Global Health Sciences Series (GHS)
• International New Discovery Series (IDS)
Closed-End Funds	Account Number
MFS Special Value Trust (MFV)